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                                                                   Exhibit 10.34

                                 PROMISSORY NOTE

         South San Francisco, California                            $37,400.00

         May 20, 2002

FOR VALUE RECEIVED, the undersigned David Morgans, ("EMPLOYEE") and Sandra Morgans, (Collectively, "BORROWER") hereby promises to pay to the order of Cytokinetics, Inc., a Delaware corporation ("LENDER" also known as "Cytokinetics") at 280 East Grand Avenue, South San Francisco, California (or at such other address as the holder of this NOTE may designate by notice to BORROWER), in lawful money of the United States of America, the sum of Thirty-Seven Thousand Four Hundred Dollars ($37,400.00), as set forth below.

1.       Definitions.

         a. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         b. "APPLICABLE FEDERAL RATE" shall mean the monthly long-term applicable Federal or other rate (as defined in the CODE) as of the date of the occurrence of this NOTE.

         d.       "DUE DATE" shall mean the earliest of any of the following:

                  (i) thirty (30) days after TERMINATION OF EMPLOYMENT of EMPLOYEE; or

                  (ii) May 20, 2011, provided that if BORROWER is unable to repay this NOTE at such time, LENDER in its discretion shall consider extending the DUE DATE.

         e. "TERMINATION OF EMPLOYMENT" shall mean the voluntary or involuntary termination of EMPLOYEE'S employment relationship with LENDER for any reason or no reason, with or without cause.

2.       Payments.

         a. Interest on the unpaid principal balance of this NOTE shall accrue at the APPLICABLE FEDERAL RATE, compounded monthly, commencing on the date hereof.

         b. No payment of principal or interest shall be due and payable until the DUE DATE, at which time all accrued interest on the principal balance of this NOTE shall be due and payable.

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         c.       All payments shall be applied first against accrued interest, and secondly against principal.

3.       Prepayment.

         BORROWER may prepay all or any portion of this NOTE and the accrued interest without penalty or acceleration of the DUE DATE of this NOTE.

4.       Unsecured Note.

         This NOTE is unsecured.

5.       Collection Costs Borne by BORROWER.

         In the event of any failure on the part of BORROWER to make any payment when the same is due, LENDER shall be entitled to recover from BORROWER all costs of effecting collection of the same, including reasonable attorneys' fees. Unpaid principal and interest subject to collection shall bear interest at the maximum rate allowed under California law for nonexempt lenders.

7.       Certification of BORROWER.

         BORROWER warrants that BORROWER, shall immediately notify LENDER if any of the following occurs:

         a. the sale, conveyance, alienation or other transfer by BORROWER of the PRINCIPAL RESIDENCE, whether voluntary or involuntary, by act of law or otherwise; or

         b. any other change that removes BORROWER as a holder of record of title to the PRINCIPAL RESIDENCE; or

         c. any default under any deed of trust that is senior to the Deed of Trust securing BORROWER'S obligation to LENDER hereunder.

         BORROWER also warrants that, upon the written request, of LENDER, BORROWER shall deliver to LENDER a written confirmation that none of the events listed immediately above has occurred. BORROWER further certifies that BORROWER reasonably expects to itemize deductions for each year during which this loan is outstanding.

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6.       Termination.

         The obligations of BORROWER hereunder shall terminate upon the indefeasible payment in full by BORROWER of all of its obligations evidenced by this NOTE.

7.       Forgiveness of NOTE and/or Accrued Interest.

         a. In the event EMPLOYEE remains an employee in good standing of LENDER, as determined in LENDER'S sole discretion, on the fifth (5th) anniversary date of this NOTE, one quarter (1/4) of the then outstanding principal balance of this NOTE shall be forgiven on such date. Thereafter, in the event BORROWER remains an employee in good standing of LENDER, as determined in LENDER'S sole discretion, on each succeeding anniversary date of this NOTE through and including the eighth (8th) anniversary date hereof, one quarter (1/4) of the then outstanding principal balance of this NOTE shall be forgiven on each such date.

         b. In the event EMPLOYEE remains an employee in good standing of LENDER, as determined in LENDER'S sole discretion, on each anniversary date of this NOTE, all accrued interest shall be forgiven on such date.

         c.       In the event that EMPLOYEE dies or becomes permanently
                     disabled any outstanding principal balance of this NOTE and all accrued interest shall be forgiven on such date.

         d.       In the event of any such forgiveness of principal and/or
                     interest, BORROWER shall be responsible for all taxes related thereto.

8.       Governing Law.

         This NOTE shall be governed by and construed in accordance with the internal laws of the State of California. BORROWER consents to personal jurisdiction in any court in San Mateo County, California.

9.       Successors.

         This NOTE shall be binding upon and share inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and assigns.

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Effective as of the date set forth above.

BORROWER:

/s/ David Morgans
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David Morgans, Ph.D.

/s/ Sandra Morgans
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 Sandra Morgans

ACCEPTED AND ACKNOWLEDGED:

LENDER:

CYTOKINETICS, INC., a Delaware corporation

By: /s/ James Sabry
    ---------------------------------------
    James Sabry, Ph.D., M.D. President & CEO

 Name:
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 Title:
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